Exhibit 99.1

CareCloud Secures $50 Million Credit Facility and Full Redemption of Series B Preferred Stock

Facility with Citizens Bank and Provident Bank underscores strong access to institutional capital

SOMERSET, NJ – April 14, 2026 – CareCloud, Inc. (Nasdaq: CCLD, CCLDO) (“CareCloud” or the “Company”), a leading provider of AI-driven healthcare technology and revenue cycle management solutions, today announced the closing of a $50 million credit facility on April 13, 2026, with Citizens Bank, N.A. (“Citizens”) and Provident Bank, a subsidiary of Provident Financial Services, Inc (“Provident Bank”). Citizens acted as lead arranger and administrative agent on the $50 million credit facility. Provident Bank participated in the financing.

The Company also announced that, on May 15, 2026, it will redeem 100% of its outstanding 8.75% Series B Cumulative Redeemable Perpetual Preferred Stock (CCLDO) (the “Series B Preferred Stock”) , following the requisite 30-day notice period. This milestone simplifies in the Company’s capital structure, eliminates preferred equity overhang, and enhances long-term shareholder value. The redemption is expected to eliminate approximately $3.2 million in annual preferred dividend obligations and replace higher-cost preferred equity with lower-cost institutional debt, improving the Company’s capital structure and enhancing long-term financial flexibility.

CareCloud currently generates approximately $30 million in annualized adjusted EBITDA, which underscores the strength of its operating model and has enabled its transition to lower-cost, institutional-grade financing. The facility reflects continued execution of the Company’s transformation strategy. It provides non-dilutive capital, enhances liquidity and financial flexibility, lowers the cost of capital, and reinforces operational resilience. CareCloud also continues to expand its AI-driven platform, applying automation across healthcare operations to improve efficiency, scalability, and resilience.

“This transaction represents a transformative step for CareCloud,” said Stephen Snyder, Chief Executive Officer of CareCloud. “With the full redemption of the Series B Preferred Stock, we are simplifying our capital structure and positioning the Company for its next phase of growth. We believe this strengthens our financial profile and enhances our ability to attract a broader base of institutional investors.”

In connection with the transaction, Matthew Rickert, Market Executive, and Alan Tekerlek, Managing Director, of Citizens stated, “We are pleased to have partnered closely with the Company to optimize its capital structure and strategically position CareCloud for sustained growth and enhanced profitability.”

With its capital structure simplified, the Company is entering the next phase of its strategic evolution focused on accelerating growth and enhancing long-term shareholder value. The Company intends to leverage its strengthened balance sheet and improved financial flexibility to further expand its AI-enabled product offerings, drive organic growth across its core revenue cycle management platform, and pursue strategic initiatives to increase scale and operating leverage.

Redemption Details

All 1,511,372 outstanding shares of the Series B Preferred Stock (CUSIP No. 14167R308) will be redeemed on May 15, 2026 (the “Redemption Date”). Each share will be redeemed at a price equal to $25.25 per share (the “Redemption Price”), plus an amount equal to any accumulated and unpaid dividends on such shares up to, but not including, the Redemption Date, totaling $2.27 for a total of $27.52 per share (the “Total Redemption Price”). On and after the Redemption Date, dividends will cease to accrue on the Series B Preferred Stock, and all rights of holders will terminate except for the right to receive the Total Redemption Price. In connection with this process, the Company will delist the Series B Preferred Stock from the Nasdaq Global Stock Market.

The Series B Preferred Stock is held in book-entry form through the Depository Trust Company (“DTC”), and the shares will be redeemed in accordance with the applicable procedures of the DTC and the Certificate of Designations, Preferences and Rights of the Series B Preferred Stock (the “Certificate of Designations”). Payment to DTC for the Series B Preferred Stock will be made by VStock Transfer, LLC, as redemption agent, who has received the full amount of the funds to effect the transaction.

This press release does not constitute a notice of redemption under the Certificate of Designations governing the Series B Preferred Stock and is qualified in its entirety by reference to the notice of redemption issued by the Company, which will be delivered to the DTC in accordance with the terms of the Certificate of Designations.

About CareCloud

CareCloud brings disciplined innovation to the business of healthcare. Our suite of AI and technology-enabled solutions helps clients increase financial and operational performance, streamline clinical workflows and improve the patient experience. More than 45,000 providers count on CareCloud to help them improve patient care, while reducing administrative burdens and operating costs. Learn more about our products and services, including revenue cycle management (RCM), practice management (PM), electronic health records (EHR), business intelligence, patient experience management (PXM) and digital health, at carecloud.com.

Follow CareCloud on LinkedIn, X and Facebook.

For additional information, please visit our website at carecloud.com. To listen to video presentations by CareCloud’s management team, read recent press releases, and view the latest investor presentation, please visit ir.carecloud.com.

About Citizens Financial Group, Inc.

Citizens Financial Group, Inc. is one of the nation’s oldest and largest financial institutions, with $226.4 billion in assets as of December 31, 2025. Headquartered in Providence, Rhode Island, Citizens offers a broad range of retail, private banking, wealth management and commercial banking products and services to individuals, small businesses, middle-market companies, large corporations and institutions. Citizens helps its customers reach their potential by listening to them and by understanding their needs in order to offer tailored advice, ideas and solutions. In Consumer Banking, Citizens provides an integrated experience that includes mobile and online banking, a full-service customer contact center and the convenience of approximately 3,100 ATMs and approximately 1,000 branches in 14 states and the District of Columbia. Consumer Banking products and services include a full range of banking, lending, savings, wealth management and small business offerings. Consumer Banking includes Citizens Private Bank and Private Wealth, which integrate banking services and wealth management solutions to serve high- and ultra-high-net-worth individuals and families, as well as investors, entrepreneurs and businesses. In Commercial Banking, Citizens offers a broad complement of financial products and solutions, including lending and leasing, deposit and treasury management services, foreign exchange, interest rate and commodity risk management solutions, as well as loan syndication, corporate finance, merger and acquisition, and debt and equity capital markets capabilities. More information is available at www.citizensbank.com or visit us on X, LinkedIn or Facebook.

Forward-Looking Statements

This press release contains various forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “shall,” “should,” “could”, “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “seeks,” “estimates,” “predicts,” “possible,” “potential,” “target,” or “continue” or the negative of these terms or other comparable terminology.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this press release include, without limitation, statements reflecting management’s expectations for future financial performance and operating expenditures, expected growth, profitability and business outlook, and the expected results from the integration of our acquisitions. Past operational or stock price performance is not an indication of future performance.

These forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all of the risks and uncertainties that could have an impact on the forward-looking statements, including without limitation, risks and uncertainties relating to the Company’s ability to manage growth, migrate newly acquired customers and retain new and existing customers, maintain cost-effective global operations, increase operational efficiency and reduce operating costs, predict and properly adjust to changes in reimbursement and other industry regulations and trends, retain the services of key personnel, develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards, compete with other companies’ products and services competitive with ours, and other important risks and uncertainties referenced and discussed under the heading titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission.

The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

SOURCE: CareCloud

Company Contact:

Norman Roth

Interim Chief Financial Officer and Corporate Controller

CareCloud, Inc.

nroth@carecloud.com

Investor Contact:

Stephen Snyder

Chief Executive Officer

CareCloud, Inc.

ir@carecloud.com